Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

17.  Income Taxes

Income Tax Expense and Effective Tax Rate

The provisions for income tax expense are summarized as follows (in thousands):

	For the Years Ended December 31,
	2017	2018	2019	2019
	RMB	RMB	RMB	US$
Current tax expense	20,936	19,819	23,218	3,336
Deferred tax (benefit)/expense	(6,153)	286	(2,977)	(428)
Income tax expense	14,783	20,105	20,241	2,908

17.  Income Taxes (Continued)

The components of income before tax and income tax expense for PRC and non-PRC operations are as follows (in thousands):

	For the Years Ended December 31,
	2017	2018	2019	2019
	RMB	RMB	RMB	US$
Income/(loss) arising from PRC operations	104,208	(43,009)	(214,743)	(30,846)
(Loss)/income arising from non-PRC operations	(55,001)	(2,498)	958,986	137,750
Income/(loss) before tax	49,207	(45,507)	744,243	106,904
Income tax expense relating to PRC operations	14,739	20,129	20,243	2,908
Income tax expense/(benefit) relating to non-PRC operations	44	(24)	(2)	(0.3)
Income tax expense	14,783	20,105	20,241	2,908
Effective tax rate for PRC operations	14.1%	(46.8)%	(9.4)%	(9.4)%

Cayman Islands (“Cayman”)

Under the relevant current laws of the Cayman Islands, corporate income, capital gains or other direct taxes are not imposed on corporations in the Cayman Islands. In addition, dividend payments are not subject to withholding taxes in the Cayman Islands. The Company recognized a gain on disposal of available-for-sale debt investments of RMB1,001.2 million (US$143.8 million) in the consolidated statements of comprehensive income/(loss) for the year ended December 31, 2019, which was not subject to any corporate income or capital gains taxes under the current laws of the Cayman Islands.

British Virgin Islands (“BVI”)

The Group’s subsidiaries incorporated in the British Virgin Islands are exempted from income tax on their foreign-derived income and are not subject to withholding taxes.

Hong Kong

The Group’s subsidiaries incorporated in Hong Kong are subject to a tax rate of 16.5% on the estimated assessable profit arising in Hong Kong.

PRC

Each of the Group’s PRC subsidiaries, VIEs and subsidiaries of the VIEs are obligated to pay income tax in the PRC. The PRC Corporate Income Taxes Law (“CIT Law”) generally applies an income tax rate of 25% to all enterprises, but grants preferential tax treatment to High and New Technology Enterprises (“HNTEs”) and Software Enterprises. Under these preferential tax treatments, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years and Software Enterprises are entitled to an income tax exemption for two years beginning from its first profitable year and a 50% reduction to a rate of 12.5% for the subsequent three years.

Fenghuang On-line had been qualified as an HNTE in November 2014 and August 2017, respectively, and was entitled to a preferential tax rate of 15%. Therefore, Fenghuang On-line was subject to a 15% income tax rate for the years from 2017 to 2019.

Tianying Jiuzhou resubmitted applications for qualification and was approved as an HNTE in 2014 and 2017, respectively, and therefore, Tianying Jiuzhou was subject to a 15% income tax rate from 2017 to 2019.

In 2012, Fenghuang Yutian was qualified as a Software Enterprise. As 2013 was the first year Fenghuang Yutian generated taxable profit, it was exempted from income taxes for the years 2013 and 2014, and was subject to a 12.5% income tax rate from 2015 to 2017. In 2017, Fenghuang Yutian had been qualified as an HNTE, and therefore Fenghuang Yutian was subject to a 15% income tax rate in 2018 and 2019.

In 2016, Fenghuang Borui was qualified as a Software Enterprise. As 2016 was the first year Fenghuang Borui generated taxable profit, it was exempted from income taxes for the years 2016 and 2017, and was subject to a 12.5% income tax rate in 2018 and 2019.

17.  Income Taxes (Continued)

Yitian Xindong was qualified as an HNTE in November 2018, and was entitled to a preferential tax rate of 15%. Therefore, Yitian Xindong was subject to a 15% income tax rate in 2018 and 2019.

All other PRC incorporated entities of the Group were subject to a 25% income tax rate for all the years presented.

The CIT Law also provides that an enterprise established under the laws of foreign countries or regions but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. On April 22, 2009, the State Administration of Taxation (“SAT”) issued a circular, known as Circular 82, which provides certain specific criteria for determining whether the “de facto management body” of a PRC-controlled enterprise that is incorporated offshore is located in China. Under Circular 82, an offshore incorporated enterprise controlled by a PRC enterprise or a PRC enterprise group will be regarded as a PRC tax resident by virtue of having its “de facto management body” in China and will be subject to PRC enterprise income tax on its global income only if all of the following conditions are met: (i) the primary location of the day-to-day operational management is in the PRC; (ii) decisions relating to the enterprise’s financial and human resource matters are made or are subject to approval by organizations or personnel in the PRC; (iii) the enterprise’s primary assets, accounting books and records, company seals, and board and shareholder resolutions, are located or maintained in the PRC; and (iv) at least 50% of voting board members or senior executives habitually reside in the PRC. The Company and its offshore subsidiaries have never been treated as resident enterprises for PRC tax purposes.

Withholding Tax on Undistributed Dividends

The CIT Law imposes a 10% withholding income tax on dividends distributed by foreign invested enterprises in the PRC to their immediate holding companies outside the PRC. A lower withholding tax rate may be applied if there is a tax treaty between the PRC and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5.0% withholding tax rate under an arrangement between the PRC and the Hong Kong Special Administrative Region on the “Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital,” if such holding company is considered a non-PRC resident enterprise and holds at least 25.0% of the equity interest in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend will remain subject to a withholding tax rate of 10%.

The PRC subsidiaries, VIEs and subsidiaries of VIEs have not paid dividends in the past and do not have any present plans to declare and pay any dividends on the Company’s ordinary shares or ADSs in the near future and the Group currently intends to retain most, if not all, of its available funds and any future earnings to operate and expand the business. Accordingly, the Company does not intend to have its PRC subsidiaries distribute any undistributed profits of such subsidiaries to their direct overseas parent companies, but rather intends that such profits will be permanently reinvested in such subsidiaries to further expand their business in the PRC. As of December 31, 2019, the Company did not record any withholding tax on the retained earnings of its foreign invested enterprises in the PRC. Aggregate undistributed earnings of the Group’s entities located in the PRC that were available for distribution to the Company as of December 31, 2018 and 2019 were approximately RMB1,052.2 million and RMB820.1 million (US$117.8 million), respectively. The amounts of the unrecognized deferred tax liability on the permanently reinvested earnings were RMB105.2 million and RMB82.0 million (US$11.8 million) as of December 31, 2018 and 2019, respectively.

Withholding Tax on gain from the disposal of available-for-sale debt investments in Particle

The Company is subject to PRC withholding tax of 10% on the gain recognized from the disposal of available-for-sale debt investments in Particle , with any relevant tax adjustments if applicable, as regulated by the Public Notice on Several Issues regarding Enterprise Income Tax for Indirect Property Transfer by Non-resident Enterprises, or SAT Circular 7, issued on February 3, 2015, and the Public Notice Regarding Issues Concerning the Withholding of Non-resident Enterprise Income Tax at Source, or SAT Public Notice 37, issued on October 17, 2017.

17.  Income Taxes (Continued)

Reconciliation of the Differences between Statutory Tax Rate and the Effective Tax Rate for PRC Operations

Reconciliation of the differences between PRC statutory income tax rate and the Group’s effective income tax rate for PRC operations for the years ended December 31, 2017, 2018 and 2019 is as follows:

	For the Years Ended December 31,
	2017	2018	2019
	%	%	%
Statutory income tax rate	25.0	25.0	25.0
Permanent differences*	(10.1)	46.2	18.0
Change in valuation allowance	2.9	(77.2)	(33.0)
Effect of preferential tax treatment	(6.6)	(37.5)	(18.7)
Uncertain tax positions	2.9	(3.3)	(0.7)
Effective income tax rate	14.1	(46.8)	(9.4)

* Permanent differences mainly included the tax-deductible expenses of the research and development expenses so incurred in a year in determining their tax assessable profits for that year for enterprises engaging in research and development activities, which were of 150% before 2018 and of 175% beginning from January 1, 2018, according to policies promulgated by the State Tax Bureau of the PRC.

The combined effects of the income tax exemption and other preferential tax treatment available to the Group are as follows (in thousands, except per share data):

	For the Years Ended December 31,
	2017	2018	2019	2019
	RMB	RMB	RMB	US$
Effect of preferential tax treatment	6,836	(16,128)	(40,054)	(5,753)
Basic net income/(loss) per share effect	0.01	(0.03)	(0.07)	(0.01)

Deferred Tax Assets and Liabilities

The tax effects of temporary differences that give rise to the deferred tax assets and liabilities balances as of December 31, 2018 and 2019 are as follows (in thousands):

	As of December 31,
	2018	2019	2019
	RMB	RMB	US$
Deferred tax assets:
Provision of allowance for doubtful accounts	21,431	31,240	4,487
Accrued payroll and expenses and others	25,576	32,849	4,720
Net operating loss carryforward	69,150	136,503	19,607
Less: valuation allowance	(55,997)	(126,904)	(18,229)
Total deferred tax assets, net	60,160	73,688	10,585

17.  Income Taxes (Continued)

	As of December 31,
	2018	2019	2019
	RMB	RMB	US$
Deferred tax liabilities:
Unrealized holding gain of available-for-sale debt investments*	132,272	190,830	27,412
Amortizable intangible assets from acquisition of a subsidiary	7,376	5,668	814
Others	1,312	1,312	188
Total deferred tax liabilities	140,960	197,810	28,414

*The Company recognized a deferred tax liability of RMB132.3 million and RMB190.8 million (US$27.4 million) for the unrealized holding gain of available-for-sale debt investments in Particle, as of December 31, 2018 and 2019, respectively, which was recorded net against the pre-tax changes in other comprehensive income.

As of December 31, 2019, the Group had net operating loss of approximately RMB827.4 million (US$118.8 million), which can be carried forward to offset future taxable income. Net operating loss carry forward of RMB29.0 million, RMB67.3 million, RMB69.7 million, RMB222.3 million and RMB439.1 million will expire in 2020, 2021, 2022, 2023 and 2024, respectively, if not utilized.

Movement of Valuation Allowance

Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future reversals of existing taxable temporary differences, future profitability and tax planning strategies. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets will not be realized based on the Group’s estimate of its future taxable income.

The following table sets forth the movement of the valuation allowance for deferred tax assets (in thousands):

	2017	2018	2019	2019
	RMB	RMB	RMB	US$
Balance as of January 1,	11,402	14,208	55,997	8,043
Additions	6,164	37,584	70,709	10,158
Increase from an acquired subsidiary	—	8,576	997	143
Reversals	(3,358)	(4,371)	(799)	(115)
Balance as of December 31,	14,208	55,997	126,904	18,229

As valuation allowance had been recognized for most of the increased net operating loss carry forward incurred in 2019 because it was more likely than not that such deferred tax assets will not be realized based on the Group’s estimate of its future taxable income, there was an addition of RMB70.7 million (US$10.2 million) in valuation allowance in 2019.

Uncertain Tax Positions

A reconciliation of the beginning and ending amount of liabilities associated with uncertain tax positions is as follows (in thousands):

	2017	2018	2019	2019
	RMB	RMB	RMB	US$
Balance as of January 1,	21,723	24,714	26,131	3,753
Increase related to current year tax positions	2,991	1,417	1,481	213
Balance as of December 31,	24,714	26,131	27,612	3,966

The Group did not accrue any potential penalties and interest related to these uncertain tax positions for all years presented on the basis that the likelihood of penalties and interest being charged is not considered to be probable.

17.  Income Taxes (Continued)

The amounts of uncertain tax positions listed above are based on the recognition and measurement criteria of ASC 740. However, due to the uncertain and complex application of tax regulations, it is possible that the ultimate resolution of uncertain tax positions may result in liabilities which could be materially different from these estimates. In such an event, the Group will record additional tax expense or tax benefit in the period in which such resolution occurs. The Group does not expect changes in uncertain tax positions recognized as of December 31, 2019 to be material in the next twelve months. In accordance with PRC Tax Administration Law on the Levying and Collection of Taxes, the PRC tax authorities generally have up to five years to claw back underpaid tax plus penalties and interest for PRC entities’ tax filings. In the case of tax evasion, which is not clearly defined in the law, there is no limitation on the tax years open for investigation. Accordingly, the PRC entities’ tax years from 2015 to 2019 remain subject to examination by tax authorities. There are no ongoing examinations by tax authorities as of December 31, 2019.